Schedule 14A Information

Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
(Amendment No. ____)
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Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to Rule 240.14a-12

AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)
______________________________________________________________________
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AIM Investment Securities Funds (Invesco Investment Securities Funds)
11 Greenway Plaza
Houston, Texas 77046-1173

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held July 10, 2025

Notice is hereby given to the shareholders of Invesco Real Estate Fund (the “Fund”), a series of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), that a Special Meeting of Shareholders of the Fund (the “Meeting”) will be held at 11 Greenway Plaza, Houston, Texas 77046-1173, on July 10, 2025 at 1:00 p.m. Central Time.

The Board of Trustees of the Trust has carefully considered the proposal below for the Fund and unanimously recommends that you vote FOR the proposal. The enclosed proxy statement provides you with detailed information on the proposal including how it will benefit shareholders.
The Meeting is to be held for the following purpose:

1.	To approve changing the Fund’s sub-classification from “diversified” to “non-diversified” and the elimination of the related fundamental investment restriction.

In addition, any other business as may properly come before the Meeting or any adjournments or postponements thereof will be transacted at the Meeting.

Shareholders of record of the Fund on April 21, 2025 are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement of the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE FOR THE PROPOSAL DESCRIBED IN THE PROXY STATEMENT.

By order of the Board of Trustees of,
AIM Investment Securities Funds (Invesco Investment Securities Funds)

__________________________________________
Melanie Ringold
Senior Vice President, Chief Legal Officer and Secretary

[May 8], 2025

IT IS VERY IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING OR BY PROXY. PLEASE PROMPTLY SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING.

If you attend the Meeting and wish to vote at the Meeting, you will be able to do so and your vote at the Meeting will revoke any proxy you may have submitted. Merely attending the Meeting, however, will not revoke a previously given proxy.

In order to avoid the additional expense of further solicitation, we ask that you mail your proxy card or record your voting instructions by telephone or via the internet promptly.

Your vote is extremely important. No matter how many or how few shares you own, please send in your proxy card, or vote by telephone or the internet today.

AIM Investment Securities Funds (Invesco Investment Securities Funds)

11 Greenway Plaza
Houston, Texas 77046-1173
SPECIAL MEETING OF SHAREHOLDERS
To Be Held July 10, 2025

INTRODUCTION

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Invesco Real Estate Fund (the “Fund”), a series of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The proxies are to be voted at a Special Meeting of Shareholders of the Fund, and all adjournments thereof (the “Meeting”), to be held at 11 Greenway Plaza, Houston, Texas 77046-1173, on July 10, 2025, at 1:00 p.m. Central Time. The approximate mailing date of this Proxy Statement and accompanying proxy card is on or about [May 8], 2025.

The Board has fixed April 21, 2025 as the record date (the “Record Date”) for the determination of holders of shares of the Fund entitled to vote at the Meeting. Shareholders of record of any class of the Fund, as of the close of business on the Record Date, are entitled to vote their respective shares at the Meeting. The number of shares outstanding for each class of the Fund on the Record Date can be found in Annex A. Each share of the Fund that you own entitles you to one vote on the proposal described herein (a fractional share has a fractional vote).

If you have any questions about the information set forth in this Proxy Statement, please contact us at the 24-hour Automated Investor Line at 1-800-246-5463 or visit our website at www.invesco.com/us.

Important Notice Regarding the Availability of Proxy Materials for the Meeting

This Proxy Statement and a copy of the proxy card (together, the “Proxy Materials”) are available at https://www.proxyvotenow.com/p/invre. The Proxy Materials will be available on the internet through the day of the Meeting.

We have previously sent to shareholders the most recent annual report and the most recent semiannual report for the period after the annual report, if any, for the Fund. The financial statements for the Fund are available in the Trust’s Form N-CSR filed with the SEC and on the Fund’s website. If you have not received such report(s) or would like to receive an additional copy, or if you would like to receive a copy of the Fund’s financial statements, without charge, a request should be directed to the Secretary of the Trust by calling 1-800-959-4246, or by writing to the Secretary of the Trust at 11 Greenway Plaza, Houston, Texas 77046-1173.

Only one copy of this Proxy Statement will be mailed to multiple shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders. Upon request, we will mail a separate copy of this Proxy Statement to a shareholder at a shared address to which a single copy of this Proxy Statement was mailed. Any shareholder who wishes to receive a separate Proxy Statement, or who currently receives multiple copies of Fund documents and would like to receive only one, should contact the Fund by calling 1-800-959-4246 or by writing to the Fund at 11 Greenway Plaza, Houston, Texas 77046-1173.

The Proposal

The purpose of the Meeting is for shareholders to consider and vote on the proposal listed below (the “Proposal”) as more fully described herein. The Board has unanimously approved the Proposal for the Fund and recommends that shareholders of the Fund vote in favor of the Proposal.

Proposal
1.	To approve changing the Fund’s sub-classification from “diversified” to “non-diversified” and the elimination of the related fundamental investment restriction.

Voting at the Meeting

Shareholders of the Fund on the Record Date are entitled to one vote per share, and a proportional vote for each fractional share, with respect to the Proposal, with no share having cumulative voting rights. A quorum of shareholders is necessary to hold a valid meeting. The voting and quorum requirements for the Proposal are described below.

If you intend to attend the Meeting in person and you are a record holder of the Fund’s Shares, in order to gain admission, you must show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your Shares through a bank, broker or other custodian (i.e., in “street name”), in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of Shares of the Fund, such as your voting instruction form (or a copy thereof) or a broker’s statement indicating ownership as of a recent date.

If you hold your Shares in “street name,” you will not be able to vote your Shares in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meeting.

You may contact the Fund at 1-800-959-4246 to obtain directions to the site of the Meeting.

The Fund does not know of any business other than the Proposal that will, or is proposed to, be presented for consideration at the Meeting. If any other matters are properly presented, the persons named on the enclosed proxy card shall vote proxies in accordance with their best judgment.

THE BOARD OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE FOR THE PROPOSAL FOR THE FUND.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

Below is a brief overview of the subject of the shareholder vote. Your vote is important, no matter how large or small your holdings may be. Please read the full text of this Proxy Statement, which contains additional information about the Proposal, and keep it for future reference.

QUESTIONS AND ANSWERS ABOUT THE PROPOSAL

What is the Proposal shareholders are being asked to approve?

Shareholders of the Fund are being asked to approve changing the Fund’s sub-classification from a diversified fund to a non-diversified fund, as defined under the Investment Company Act of 1940, as amended (“1940 Act”).

What will be the impact to the Fund (and its risk profile) if the Proposal is approved?

The Proposal will give the Fund the ability to invest a greater percentage of its assets in the obligations or securities of a smaller number of issuers or any one issuer as compared to a diversified fund. The Fund’s portfolio management team believes that this added flexibility will enable the Fund to operate its investment program in a more effective manner by increasing investments in securities that they believe to be most attractive, particularly in light of the evolving market for real estate securities. However, shareholders should note that if the change in the Fund’s sub-classifications to “non-diversified” is approved, the Fund’s risk profile may increase.  Specifically, because a fund that is non-diversified may invest a greater percentage of its assets in a small group of issuers or in any one issuer than a diversified fund, the investment return of a non-diversified fund typically is more dependent upon the performance of a smaller number of issuers or any one issuer than a diversified fund. A non-diversified fund is therefore more susceptible to adverse developments affecting any single issuer held in its portfolio than a diversified fund.

Why are shareholders being asked to approve these changes?

As explained more fully below, the Fund is currently classified as a diversified fund and has declared a fundamental policy of being classified as diversified under the 1940 Act, which may not be changed or eliminated without shareholder approval. “Diversified” under the 1940 Act means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its total assets in the securities of a single issuer or own more than 10% of the outstanding voting securities of a single issuer (other than U.S. government securities and securities of other investment companies). In other words, a diversified fund may not invest more than 5% of its assets in a company, if, in the aggregate, the positions equal to 5% or more amount to 25% of the fund’s total assets. A diversified fund therefore is not allowed to make additional purchases in securities that represent more than 5% of the fund’s total assets if the cumulative amount of these 5%+ holdings is greater than 25% of the fund’s total assets. The Fund is currently classified as diversified and therefore must operate in compliance with these diversification requirements and is limited in its ownership of securities of any single issuer.

At times, implementing the Fund's desired investment program has been a challenge due to requirements to maintain the Fund's diversified status.  For example, due to the limitations imposed on a diversified fund’s investments in any one issuer, the Fund may be prevented from adding to its positions in certain stocks that the portfolio managers view favorably. As a non-diversified fund, the Fund could invest a greater portion of its assets in any one issuer and invest overall in a smaller number of issuers than a diversified fund. By changing the Fund to non-diversified status, the Fund's portfolio managers could increase the Fund's investments in their highest conviction investment ideas as they would not be constrained by the 1940 Act diversification requirements.  Invesco Advisers, Inc. (“Invesco” or the “Adviser”), the Fund’s investment adviser, believes that reclassifying the Fund as non-diversified is in the best interests of the Fund and its shareholders because non-diversified status will provide the Fund's investment team with increased investment flexibility and the Fund with potential for better investment performance.

How does the Board recommend that shareholders vote?

The Board recommends that shareholders vote “FOR” the Proposal.

What happens if shareholders do not approve the Proposal?

If shareholders do not approve the Proposal, the Fund will remain “diversified” and therefore remain subject to the diversification requirements set forth in the 1940 Act.

How can I find more information on the Proposal?

If you would like more information or have any questions regarding the Proposal, please contact us at the 24-hour Automated Investor Line at 1-800-246-5463 or visit our website at www.invesco.com/us.

VOTING PROCEDURES

How do I vote by proxy?

Whether you plan to attend the Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Meeting or to vote at the Meeting if you choose to do so. If you properly complete and sign your proxy card and send it to us in time to vote at the Meeting, your “proxy” (the individual(s) named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not specify how to vote your shares, your proxy will vote your shares “FOR” the Proposal, as recommended by the Board, and in accordance with the judgment of your proxy on other matters.

Proxies marked “ABSTAIN” will not be voted “FOR” the Proposal, but will be counted for purposes of determining whether a quorum is present, and will therefore have the same effect as a vote “AGAINST” the Proposal. Your proxy will have the authority to vote and act on your behalf at any adjournment or postponement of the Meeting. Shareholders may also transact any other business not currently contemplated that may properly come before the Meeting in the discretion of the proxies or their substitutes.

What is the deadline to submit my proxy by mail, telephone or the internet?

If you choose to vote by proxy, we must receive your proxy in time to be voted at the Meeting or any adjournments or postponements thereof, which means the proxy must be received prior to the closing of the polls of the Meeting or any adjournment or postponements thereof. All proxies must be delivered to the Secretary of the Trust before being voted. To ensure we receive your proxy in time, we urge you to mail your proxy card or record your voting instructions by telephone or via the internet today.

How do I vote by telephone or the internet?

You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying your Proxy Statement.

May I revoke my vote?

If you authorize a proxy to vote for you, you may revoke the authorization at any time before it is voted. You can do this in one of the following ways:

•	You may send in a subsequent proxy with a later date.
•	You may deliver a written notice to the Trust stating that the proxy is revoked, or file a revocation via any electronic, telephonic, computerized or other alternative means.
•	You may call the telephone number or visit the website that appears on your proxy card.
•	You may provide written notice of the death or incapacity of the maker of the proxy to the Trust.
•	You may vote at the Meeting by following the instructions herein and on your proxy card.

ADDITIONAL INFORMATION REGARDING VOTING AT THE MEETING

Will any other matters be voted on at the Meeting?

Management is not aware of any matters to be presented at the Meeting other than the Proposal discussed in this Proxy Statement. However, if any other matters properly come before the Meeting, proxies will be voted on such matters in accordance with the judgment of the persons designated therein as proxies consistent with their fiduciary duties as set forth in Statement on Adjournment of Investment Company Shareholder Meetings and Withdrawal of Proposed Rule 20a-4 and Amendment to Rule 20a-1, Investment Company Act Release No. 7659 (Feb. 6, 1973) (the “1973 Release”).

What is the quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. A quorum exists if shareholders entitled to vote one-third of the issued and outstanding shares of the Fund on the Record Date are present at the Meeting in person or by proxy. Abstentions and broker non-votes (if any) will count as shares present at the Meeting for purposes of establishing a quorum.

What is a “broker non-vote”?

Broker non-votes arise when shares are held by brokers or nominees, typically in “street name,” and (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter.  Because the Proposal may be considered non-routine, it is expected that broker-dealers, in the absence of specific authorization from their customers, will not have discretionary authority to vote any shares held beneficially by their customers, and therefore there are unlikely to be any broker non-votes at the Meeting.

Could there be an adjournment of the Meeting?

If a quorum is not present at the Meeting, the vote of the holders of a majority of the shares cast or the chair of the meeting, in their discretion, will have the power to adjourn the Meeting from time to time, without notice other than an announcement at the Meeting, until a quorum is attained. If a quorum is present at the Meeting, the vote of the holders of one-third of the shares cast will have the power to adjourn the Meeting with regard to the Proposal scheduled to be voted on at the Meeting, or to adjourn the Meeting entirely, without notice other than an announcement at the Meeting. Provided a quorum is present, any business may be transacted at such adjourned meeting that might have been transacted at the Meeting as originally notified.

A meeting may be adjourned from time to time without further notice to shareholders to a date not more than 120 days after the original record date. The persons named as proxies will vote in their discretion on questions of adjournment for those shares for which proxies have been received. With respect to adjournments, the persons named as proxies will adhere to the guidelines provided in the 1973 Release, and weigh carefully the decision whether to adjourn the Meeting for the purpose of soliciting shareholders to obtain additional proxies. In any such case, the persons named as proxies will consider whether an adjournment and additional solicitation is reasonable and in the interest of shareholders, or whether such procedures would constitute an abuse of office.

What is the vote necessary to approve the Proposal?

Approval of the Proposal requires the lesser of (a) the affirmative vote of 67% or more of the voting securities present or represented by proxy, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of the Fund. Abstentions and broker non-votes (if any) are counted as votes present for purposes of achieving a quorum but are not considered votes cast at the Meeting. As a result, they have the same effect as a vote “AGAINST” the Proposal because approval of the Proposal requires the affirmative vote of a percentage of the Fund’s voting securities present or represented by proxy or a percentage of the outstanding voting securities.

How will proxies be solicited and who will pay?

The expenses of preparing, printing and mailing these proxy solicitation materials and all other costs in connection with the solicitation of proxies for the Proposal will be borne by the Fund. The Fund will also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, facsimile or personal interview by representatives of the Fund, the Adviser or its affiliates, by the transfer agent of the Fund and by dealers or their representatives. The Fund has also retained Sodali Fund Services (“SFS”) to assist in any additional proxy solicitation. The estimated cost of solicitation by SFS and other proxy related costs is approximately $1,070,000.  These costs are estimates only and are subject to change.

Under the agreement with SFS, SFS will be paid telephone solicitation expenses incurred for reminder calls, outbound telephone voting, confirmation of verbal votes, inbound telephone contact, answering messages, and obtaining shareholders’ telephone numbers, and expenses incurred for immediate action letters and providing additional materials upon shareholder request. The agreement also provides that SFS shall be indemnified against certain liabilities and expenses, including liabilities that could arise under the federal securities laws.

How may a shareholder proposal be submitted?

As a general matter, the Fund does not hold regular meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust at Greenway Plaza, Houston, Texas 77046-1173. Proposals must be received a reasonable time before the Fund begins to print and send its proxy materials to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. With respect to proposals submitted on an untimely basis and presented at a shareholder meeting, persons named as proxy agents will vote in their discretion. Additional requirements regarding shareholder proposals are included in the Trust’s Bylaws, which are available upon request.

FUND SERVICE PROVIDERS

Investment Adviser of the Fund

The investment adviser for the Fund is Invesco Advisers, Inc. The Adviser is an indirect, wholly-owned subsidiary of Invesco Ltd. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

Sub-Advisers of the Fund

The Adviser has entered into a sub-advisory agreement with certain affiliates to serve as sub-advisers, pursuant to which these affiliated sub-advisers may be appointed by the Adviser from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Fund. The affiliated sub-advisers, each of which is a registered investment adviser under the Investment Advisers Act of 1940, as amended, are Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each Sub-Adviser is an indirect, wholly-owned subsidiary of Invesco Ltd.

Each Sub-Adviser is located at the address listed below.

Invesco Asset Management Deutschland GmbH
An der Welle 5
1st Floor
Frankfurt, Germany 60322

Invesco Asset Management Ltd.
Perpetual Park
Perpetual Park Drive
Henley-on-Thames
Oxfordshire RG9 1HH
United Kingdom

Invesco Asset Management (Japan) Limited
Roppongi Hills Mori Tower 14F
6-10-1 Roppongi
Minato-ku, Tokyo 106-6114

Invesco Hong Kong Limited
45F Jardine House
1 Connaught Place
Central, Hong Kong, P.R.C.

Invesco Senior Secured Management, Inc.
225 Liberty Street
New York, NY 10281

Invesco Canada Ltd.
16 York Street
Suite 1200
Toronto, Ontario
Canada M5J 0E6

Other Service Providers of the Fund

Administrative Services

The Fund has entered into a master administrative services agreement with the Adviser, pursuant to which the Adviser performs or arranges for the provision of accounting and other administrative services to the Fund, which are not required to be performed by the Adviser under its investment advisory agreement. Pursuant to a subcontract for administrative services with the Adviser, State Street Bank and Trust Company performs certain administrative functions for the Fund. State Street Bank and Trust Company is located at 225 Franklin Street, Boston, Massachusetts 02110-2801.

Principal Underwriter

The principal underwriter for the Fund is Invesco Distributors Inc., located at 11 Greenway Plaza, Houston, Texas 77046-1173.

Custodian and Transfer Agent

The custodian for the Fund is State Street Bank and Trust Company located at 225 Franklin Street, Boston, Massachusetts 02110-2801. The transfer agent for the Fund is Invesco Investment Services, Inc. located at 11 Greenway Plaza, Houston, Texas 77046-1173, a wholly-owned subsidiary of Invesco Ltd.

PROPOSAL

TO APPROVE CHANGING THE FUND’S SUB-CLASSIFICATION FROM “DIVERSIFIED” TO “NON-DIVERSIFIED” AND THE ELIMINATION OF THE RELATED FUNDAMENTAL INVESTMENT RESTRICTION.

The Fund is currently sub-classified as “diversified” for purposes of Section 5(b)(1) of the 1940 Act. As a diversified fund, the Fund is limited as to the amount it may invest in any single issuer. Specifically, for 75% of its total assets, the Fund currently may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. In addition, for 75% of its total assets, the Fund may not hold more than 10% of the outstanding voting securities of any one issuer. The restrictions in Section 5(b)(1) do not apply to investments in U.S. government securities, securities of other investment companies (for example, other funds), cash and cash items (including receivables).

In addition, the Fund currently has a fundamental investment restriction on diversification (which may only be changed with shareholder approval), which states:

The Fund is a “diversified company” as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the “1940 Act Laws and Interpretations”) or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the “1940 Act Laws, Interpretations and Exemptions”). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

If shareholders approve changing the Fund’s sub-classification from diversified to non-diversified, this corresponding fundamental investment restriction will be eliminated.

At times, implementing the Fund’s desired investment program has been a challenge due to requirements to maintain the Fund's diversified status. The 1940 Act diversification requirements have limited the ability of the Fund’s portfolio management team to take desired positions in securities in which they have high conviction, including certain components of the Fund’s style-specific index, the FTSE Nareit All Equity REITs Index (the “Index”). The Fund uses the Index as a guide in structuring its portfolio and its performance is measured against the Index. In recent years, the real estate investment trust (“REIT”) market has evolved significantly, with larger securities representing a greater percentage of the Index. The portfolio management team believes that due to the diversification requirements of the 1940 Act, the Fund is unable to achieve its desired weightings in certain securities included in the Index that it believes may offer the greatest return potential. The Adviser also has found that many of the Fund’s peers are classified as non-diversified, which the Adviser believes is reflective of the concentrated nature of the Index. The Adviser believes that changing the Fund’s classification from diversified to non-diversified will allow the portfolio management team to take more meaningful positions in certain high-conviction names, including Index constituents, that the investment team believes to be most attractive and may provide better returns.

As a non-diversified fund, the Fund could invest a greater portion of its assets in any one issuer and invest overall in a smaller number of issuers than a diversified fund. By changing the Fund to non-diversified status, the Fund’s portfolio management team could increase the Fund’s investments in their highest conviction investment ideas as they would not be constrained by the 1940 Act diversification requirements.

However, shareholders should note that if the change in the Fund’s sub-classification to “non-diversified” is approved, the Fund’s risk profile may increase. This is because the investment return on a non-diversified fund typically is dependent to a greater extent upon the performance of the obligations or securities of a smaller number of issuers or any one issuer than a diversified fund. A non-diversified fund can invest a greater portion of its assets in a single issuer and may invest in a smaller number of issuers than a diversified fund. Consequently, a non-diversified fund is more susceptible to adverse developments affecting any single issuer held in its portfolio than a diversified fund, and may be more susceptible to greater losses because of such developments.  Accordingly, if the Proposal is approved on behalf of the Fund, the Fund would be subject to greater risk than it currently is subject to as a diversified fund.

In addition, if the Proposal is approved by shareholders, , the Fund will continue to be subject to federal tax diversification restrictions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “IRC”). For purposes of the IRC, the Fund operates as a “regulated investment company.” As such, the Fund must meet certain diversification requirements, including the requirement that, in general, at least 50% of the market value of its total assets at the close of each quarter of its taxable year must be invested in cash, cash equivalents, U.S. government securities, securities of other regulated investment companies, and securities of issuers (including foreign governments) with respect to which the Fund has invested no more than 5% of its total assets in securities of any one issuer and owns no more than 10% of the outstanding voting securities of any issuer. The Fund also must invest no more than 25% of the value of its total assets in securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and is engaged in the same, similar or related trades or businesses or, collectively, in the securities of certain publicly traded partnerships. These limits apply only as of the close of each quarter of the Fund’s taxable year. These federal tax diversification requirements may change in the future without shareholder approval.

The Board considered the recommendations of the Adviser to change the Fund’s sub-classification under the 1940 Act to a non-diversified company and to eliminate the Fund’s related fundamental investment restriction. The Board considered relevant factors, including the potential impact of the Proposal on the Fund and its risk profile, the Adviser’s recommendation and belief that the Proposal would benefit Fund shareholders, and the estimated costs associated with seeking shareholder approval of the Proposal. Following its consideration of these matters, the Board unanimously approved the proposed change in the Fund’s sub-classification to “non-diversified” and the elimination of the Fund’s related fundamental investment restriction. It is anticipated that this Proposal, if approved, will be effective upon notification to shareholders of the changes through appropriate revisions to the Fund’s Prospectus and Statement of Additional Information.

If the Proposal is not approved by shareholders of the Fund, the Fund will continue to operate as a diversified fund, as defined under the 1940 Act, and the Fund’s current fundamental investment restriction on diversification will remain in effect.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO CHANGE THE FUND’S SUB-CLASSIFICATION FROM DIVERSIFIED TO NON-DIVERSIFIED AND TO ELIMINATE THE RELATED FUNDAMENTAL INVESTMENT RESTRICTION

OTHER INFORMATION

Principal Shareholders of the Fund

The persons who, as of April 21, 2025, held of record 5% or more of any class of the Fund’s shares are set forth in Annex B. To the knowledge of the Fund, no other persons own, directly or beneficially, 5% or more of any class of the Fund’s shares.

General

Management does not intend to present, and does not have reason to believe that others will present, any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

Failure of a quorum to be present at the Meeting for the Fund may necessitate adjournment and may subject the Fund to additional expense.

If you cannot be present at the Meeting, you are requested to fill in, sign and return the enclosed proxy card, for which no postage is required if mailed in the United States, or record your voting instructions by telephone or via the internet promptly.

_________________________________
Melanie Ringold
Senior Vice President, Chief Legal Officer and Secretary
[May 8], 2025

ANNEX A

SHARES OUTSTANDING

The following table sets forth the number of shares of each class of the Fund outstanding and entitled to vote at the Special Meeting of Shareholders to be held on July 10, 2025, at 1:00 p.m. Central Time.

Class	Shares Outstanding(1)
Class A
Class C
Class R
Class Y
Investor Class
Class R5
Class R6
(1) As of April 21, 2025.

ANNEX B

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS*

As of April 21, 2025, the following record owners of shares of the Fund held, directly or beneficially, 5% or more of the voting securities of a class of securities of the Fund. For purposes of the 1940 Act, any person who owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company.

Accordingly, to the extent that a shareholder identified in the following table as the beneficial owner and holder of record of more than 25% of the outstanding voting securities of the Fund and has voting and/or investment power, the shareholder may be presumed to control the Fund.

Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
Invesco Real Estate Fund

* [As of April 21, 2025, to the knowledge of the Fund’s management, the trustees and officers of the Fund owned, as a group, less than 1% of the outstanding shares of all classes of the Fund.]

Invesco

PO Box 211230, Eagan, MN 55121-9984

VOTE ONLINE

1. Read the proxy statement.
2. Go to: www.proxyvotenow.com/invre
3. Follow the simple instructions.

VOTE BY PHONE

1. Read the proxy statement and have the proxy card at hand.
2. Call toll-free 855-429-7276
3. Follow the simple instructions.

VOTE BY MAIL

1. Read the proxy statement.
2. Check the appropriate box(es) on the reverse side of the proxy card.
3. Sign, date and return the proxy card in the envelope provided

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INVESCO REAL ESTATE FUND (the "Fund")
AN INVESTMENT PORTFOLIO OF AIM INVESTMENT SECURITIES FUNDS
(INVESCO INVESTMENT SECURITIES FUNDS) (the "Trust")
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 10, 2025
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the Fund hereby appoints Melanie Ringold, Glenn Brightman, Adrien Deberghes, Taylor Edwards and Adam Henkel, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders to be held at 11 Greenway Plaza, Houston, Texas 77046-1173 on July 10, 2025, at 1:00 p.m. Central Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Shares of the Fund which the undersigned would be entitled to vote if personally present. **Please refer to the Proxy Statement for a discussion of this matter, including instructions related to the meeting attendance.**

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF THIS PROXY CARD IS SIGNED AND RETURNED BUT NO CHOICE IS INDICATED, THE SHARES WILL BE VOTED "FOR" THE PROPOSAL, AS RECOMMENDED BY THE BOARD, AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable Sign in the box above

Date ______________________

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

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The Proxy Statement for this Meeting is available at https://proxyvotinginfo.com/p/invre

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
PLEASE CAST YOUR VOTE *TODAY!*

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

↓ **Please detach at perforation before mailing.** ↓

TO VOTE, MARK THE BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

		FOR	AGAINST	ABSTAIN
1.	To modify the Fund's sub-classification from "diversified" to "non-diversified" and approve the elimination of the related fundamental investment restriction.	☐	☐	☐

Do you have questions? If you have any questions about how to vote your proxy card or about the Meeting in general, please call toll-free (888) 705-5299. Representatives are available to assist you Monday through Friday, from 10:00 a.m. to 11:00 p.m., Eastern Time.

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